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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 27, 2005

Merit Medical Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1600 West Merit Parkway South Jordan, Utah		84095
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code:
 (801) 253-1600

N/A
(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 Results of Operations and Financial Condition.

        On October 27, 2005, Merit Medical Systems, Inc. ("Merit") issued a press release announcing its financial results for the quarter ended September 30, 2005. The full text of Merit's press release, together with related unaudited financial statements, is furnished herewith as Exhibit 99.1.

        The information in this Current Report on Form 8-K (including the exhibit) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c)
Exhibits

          99.1 Press Release Issued by Merit Medical Systems, Inc., dated October 27, 2005, entitled "Merit Medical Systems Reports Earnings for Third Quarter 2005," together with related unaudited financial statements.

Forward-Looking Statements

        Statements contained in this release which are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Act of 1995 and are subject to risks and uncertainties such as those described in Merit's Annual Report on Form 10-K for the year ended December 31, 2004. Such risks and uncertainties include, market acceptance of new products, introduction of products in a timely fashion, product recalls, delays in obtaining regulatory approvals, or the failure to maintain such approvals, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new products and technology that could render the Company's products obsolete, product liability claims, modification or limitation of governmental or private insurance reimbursement, infringement of our technology or the assertion that our technology infringes the rights of other parties, foreign currency fluctuations, challenges associated with the Company's growth strategy, changes in health care markets related to healthcare reform initiatives, litigation and other factors referred to in the Company's 10-K and other reports filed with the Securities and Exchange Commission. All subsequent forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Actual results may differ materially from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results, and Merit assumes no obligation to update or disclose revisions to those estimates.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merit Medical Systems, Inc.
Dated: October 27, 2005	By:	/s/ KENT W. STANGER Kent W. Stanger, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release Issued by Merit Medical Systems, Inc., dated October 27, 2005, entitled "Merit Medical Systems Reports Earnings for Third Quarter 2005," together with related unaudited financial statements.

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  Item 2.02 Results of Operations and Financial Condition.
  Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX